                 DEFERRED COMPENSATION AGREEMENT
                             BETWEEN
                     VARI-LITE HOLDINGS, INC.
                               AND
                       H. R. BRUTSCHE III


     This Deferred Compensation Agreement ("Agreement"), dated as of July 1, 1995, is by and between Vari-Lite Holdings, Inc. (the "Company") and H. R. Brutsche III (the "Director").

                       W I T N E S S E T H:

     WHEREAS, the Director is a member of the Board of Directors of the Company ("Board"); and

     WHEREAS, the Company recognizes the valuable services heretofore performed for it by the Director and wishes to encourage his continued relationship with the Company and valuable services; and

     WHEREAS, the Director and the Company wish to provide the terms and conditions upon which the Company will pay deferred compensation to the Director (or his beneficiary after his death) on account of the valuable services heretofore performed for the Company by the Director; and

     WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement, maintained primarily to provide deferred compensation benefits for the Director, a member of a select group of management or highly compensated employees of the Company, for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA");

     NOW, THEREFORE, in consideration of the covenants and agreements herein set forth and of the mutual benefits accruing to the Company and to the Director because of the key business relationship which has existed between them, the Company and the Director agree as follows:

1. DEFERRED COMPENSATION AGREEMENT. The Company agrees to pay an annual amount of $167,000, payable in equal monthly installments on the first day of each month (the "Deferred Compensation Payments") to the Director (or, if the Director dies, to his beneficiary as provided in Section 4(a) of this Agreement) during the Term (as hereinafter defined).

2. TERM. The Director (or his beneficiary in the case of his death) will be entitled to the Deferred Compensation Payments for the period commencing on July 1, 1995, and ending June 30, 2001 (the "Term") , unless such payments terminate as a result of one of the terminating events set forth in Section 3 of this Agreement.

3. TERMINATION OF DEFERRED COMPENSATION PAYMENTS AND FORFEITURE OF RIGHTS. The Deferred Compensation Payments will cease immediately upon the occurrence of any of the events listed below in this Section 3 and all of the Director's rights and entitlements under this Agreement will be forfeited.

     (a) VOLUNTARY TERMINATION. Except as provided in Section 4 of this Agreement, the Deferred Compensation Payments shall terminate on the date that is the later of the date of the Director's voluntarily termination of employment with the Company, the date of his


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          voluntary termination of any consulting relationship with the
          Company and the date of his resignation as a director of the Company.

     (b)  FOR CAUSE.  The Company may terminate the Deferred
          Compensation Payments at any time, without any additional notice, for Cause (as hereinafter defined).

          For purposes of this Agreement, "Cause" shall mean (i) the willful, continued and material failure by the Director to follow the reasonable and lawful directions of the Board in connection with the Director's duties or to comply with any provision of this Agreement, but only after (1) the Chairman of the Executive Committee of the Board ("Executive Committee") (or, if the Director is the Chairman, another member of the Executive Committee elected by the member or members thereof other than the Director), pursuant to resolutions adopted by a majority of the members of the Executive Committee (excluding the Director if he is a member of the Executive Committee), delivers a written demand to the Director for substantial performance specifically setting forth the manner in which the Executive Committee believes the Director has failed to follow such directions or to comply with this Agreement and (2) the failure to follow such directions or to comply with this Agreement continues for a period of 30 days; (ii) the Director's gross negligence or intentional misconduct in the performance of his duties;
          (iii) the Director's conviction of a felony; (iv) the commission by the Director of any act involving embezzlement or fraud; or (v) the Director's habitual absenteeism not related to disability or illness, but only after written notice from the Executive Committee and the continuation or repetition of such habitual absenteeism during a period of 30 days following such notice.

     (c) CONFIDENTIAL INFORMATION; RECORDS. The Company may immediately terminate the Deferred Compensation Payments upon a breach by the Director of any covenant, agreement or other obligation with the Company with respect to nondisclosure of confidential information or records of the Company, whether or not such covenant or agreement is in an employment, consulting or other agreement with the Company, and including, but not limited to, Section 10(a) of that certain Employment Agreement dated as of July 1, 1995, by and between the Company and the Director (the "Employment Agreement").

     (d) NONCOMPETITION AGREEMENT. The Company may immediately terminate the Deferred Compensation Payments upon a breach by the Director of any noncompetition covenant or agreement with the Company, whether such covenant or agreement is in an employment, consulting or other agreement with the Company, and including, but not limited to, Section 10(b) of the Employment Agreement.

4. CONTINUATION OF DEFERRED COMPENSATION PAYMENTS. The Deferred Compensation Payments shall continue after the termination of the Director as an employee and director of, and consultant to, the Company under the following circumstances:

     (a) DEATH. If the Director dies, the Company shall pay the Deferred Compensation Payments to the beneficiary designated by the Director. The Director shall designate a beneficiary to receive the Deferred Compensation Payments in the event of his death, which designation, including any initial designation set forth in this Agreement, may only be changed by written notice from the Director to the Company. If the Director has not


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          designated a beneficiary to receive the Deferred
          Compensation Payments who is surviving on the date of his death, the Deferred Compensation Payments shall be payable to the surviving spouse, if any, of the Director and, if none, to the estate of the Director or as otherwise directed by the duly appointed personal representative of the estate of the Director. The
          Director hereby designates Deborah F. Brutsche as his beneficiary.

     (b) DISABILITY. If the Director suffers a Permanent Disability (as hereinafter defined) and all of his services for the Company are terminated by reason thereof, the Company shall continue to be obligated to pay the Deferred Compensation Payments. For purposes of this Agreement, "Permanent Disability" shall have the meaning given to it in Section 9(b) of the Employment Agreement or any successor employment agreement or consulting agreement between the Company and the Director.

     (c) TERMINATION WITHOUT CAUSE. If the Director's employment or consulting relationship with the Company is terminated by the Company without Cause, and even if the Director thereafter does not serve or continue to serve as a director of the Company, the Company shall continue to be obligated to pay the Deferred Compensation Payments.

     (d) CONSTRUCTIVE TERMINATION. If the Director's employment or consulting relationship with the Company is terminated by the Director because an event of Constructive Termination (as hereinafter defined) occurs, and even if the Director thereafter does not serve or continue to serve as a director of the Company, the Company shall continue to be obligated to pay the Deferred Compensation Payments. For purposes of this Agreement, "Constructive Termination" shall have the meaning given to it in
          Section 9(d) of the Employment Agreement or any successor employment agreement or consulting agreement between the Company and the Director.

     (e) CHANGE OF CONTROL. If the Director's employment or consulting relationship with the Company is terminated, whether by the Company or the Director, as a result of a Change of Control (as hereinafter defined), and even if the Director thereafter does not serve or continue to serve as a director of the Company, the Company shall continue to be obligated to pay the Deferred Compensation Payments. For purposes of this Agreement, "Change of Control" shall have the meaning given to it in Section 9(e) of the Employment Agreement or any successor employment agreement or consulting agreement between the Company and the Director.

5. DETERMINATION OF BENEFITS, CLAIMS PROCEDURE AND ADMINISTRATION. Subject to the terms and provisions of this Agreement, the Executive Committee (excluding the Director if he is a member of the Executive Committee) shall have the discretion to make all benefit entitlement determinations under this Agreement. All of the following references to the Director in this Section 5 shall be deemed to include the Director or his duly authorized representative.

     (a) CLAIMS. Any claim for the benefits under this Agreement shall be made in writing to the Company, Attention:
          Executive Committee. If the Claim is accepted, the Executive Committee shall provide written notice to the Director.

     (b) NOTICE OF DENIAL OF CLAIM. When a claim for benefits under this Agreement is denied, the Executive Committee shall provide notice to the Director in writing of the denial


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          within 90 days after the submission of the claim.
          The notice shall be written in a manner calculated to be understood by the Director and shall include:

          (i)  the specific reason or reasons for the denial;

          (ii) specific references to the pertinent provisions of this Agreement on which the denial is based;

         (iii) a description of any additional material or information necessary for the Director to perfect the claim and an explanation of why such material or information is necessary; and

          (iv) an explanation of the claim review procedures under this Agreement as may be adopted by the Board or the Executive Committee.

          If special circumstances require an extension of time for processing the initial claim, a written notice of the extension and the reason therefor shall be furnished to the Director before the end of the initial 90-day period, provided that in no event shall this extension exceed 90 days.

     (c) APPEAL OF DENIAL CLAIM. If a claim for benefits is denied or if the Director has received no response to such claim within 90 days of its submission (in which case the claim for benefits shall be deemed to have been denied), the Director, at the Director's sole expense, may appeal the denial to the Board within 60 days of the receipt of written notice of the denial or the date such claim is deemed to be denied. In pursuing such appeal the Director (i) may request in writing that the Board review the denial, (ii) may review pertinent documents and (iii) may submit issues and comments in writing.

          The decision on review shall be made within 60 days of receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If such an extension of time is required, written notice of the extension shall be furnished to the Director before the end of the original 60-day period. The decision on review shall be made in writing, shall be written in a manner calculated to be understood by the Director and shall include specific references to the provisions of this Agreement on which the denial is based. If the decision on review is not furnished within the time specified above, the claim shall be deemed denied on review.

     (d) ARBITRATION. If the Director still believes that his claim has been wrongfully denied or if there is any other controversy or claim arising out of or relating to this Agreement, it shall be settled by binding arbitration. Any such arbitration proceedings shall be conducted as follows:

          (i)  Arbitration shall be conducted by three
               arbitrators, one to be selected by each of the parties and the third to be designated by the two arbitrators so selected. If the two arbitrators cannot agree on the third arbitrator, the American Arbitration Association in Dallas, Texas where the arbitration shall take place shall select the third arbitrator.


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          (ii) The arbitration shall follow the standard rules and
               procedures of the American Arbitration Association, except as otherwise provided herein. The arbitrators shall substantially comply with Texas rules of evidence, shall grant essential but limited discovery, shall provide for the exchange of witness lists and exhibit copies, shall conduct a pretrial hearing and shall consider dispositive motions. Each party shall have the right to request the arbitrators to make findings of specific factual issues.

        (iii)  The arbitrators shall complete their
               proceedings and render their decision within 40 days after submission of the dispute to them, unless both parties agree to an extension. Each party will cooperate with the arbitrators to comply with procedural time requirements, and the failure of either to do so shall entitle the arbitrators to extend the arbitration proceedings accordingly and to impose sanctions on the party responsible for the delay, payable to the other party.

          (iv) The majority decision of the arbitrators shall contain findings of facts on which the decision is based, including any specific factual findings requested by either party, and shall further contain the reasons for the decision with reference to the legal principles on which the arbitrators relied. Such decision of the arbitrators shall be final and binding upon the parties, and accordingly the Company and the Director shall promptly comply with the terms of such award, and a judgment by a court of competent jurisdiction may be entered in accordance therewith.

          (v) The fees and expenses of the arbitrators in connection with the resolution of disputes pursuant hereto shall be borne by the party who does not prevail in the arbitration.

          (vi) The Company and the Director hereby consent to the jurisdiction of the courts of the State of Texas for purposes of entering judgment with respect to an arbitration award.

6.   GENERAL PROVISIONS.

     (a) STATUS OF AGREEMENT. For the purposes of ERISA, this Agreement is an unfunded arrangement, sponsored by the Company and maintained primarily to provide deferred compensation benefits for the Director, a member of a select group of management or highly compensated employees of the Company. Nothing in this Agreement should be construed to mean that this Agreement is a funded deferred compensation plan, fund, program or agreement. Furthermore, nothing in this Agreement and no action taken by the Company according to this Agreement should be construed to create a trust of any kind or a fiduciary relationship between the Company and the Director, his designated beneficiary or any other person.

     (b) ENTIRE AGREEMENT; AMENDMENT. This Agreement represents the entire agreement between the Company and the Director concerning the subject matter hereof and supersedes all prior agreements or understandings, written or oral, with respect thereto. No attempted modification or waiver of any of the provisions hereof shall be binding on either party unless in writing and signed by both the parties.


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     (c)  COSTS.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, or any arbitration proceeding is necessary pursuant to Section 5(d) of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which he or it may be entitled.

     (d) NOTICES. Any notices, consents, demands, requests, approvals and other communications to be given under this Agreement by either party to the other shall be in writing and shall be either (i) delivered in person, (ii) mailed by registered or certified mail, return receipt requested, postage prepaid, (iii) delivered by overnight express delivery service or same-day local courier service or (iv) delivered by facsimile transmission, to the addresses set forth below.

          If to the Company:       Vari-Lite Holdings, Inc.
                                   201 Regal Row
                                   Dallas, Texas  75247
                                   Facsimile:  (214) 630-5867

          If to the Director:      H. R. Brutsche III
                                   5146 Kelsey
                                   Dallas, Texas  75229
                                   Facsimile:  (214) 363-4113

          Notices delivered personally, by overnight express delivery, local courier or facsimile shall be deemed communicated as of actual receipt; mailed notices shall be deemed communicated as of three days after mailing. Any party may change its address for notice by written notice in accordance with this Section given to the other parties.

     (e)  SUCCESSORS AND ASSIGNS.

          (1) This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Director and the Director's legal representatives. This Agreement is personal to the Director and without the prior written consent of the Company shall not be assignable by the Director otherwise than by will or the laws of descent and distribution.

          (2) This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Company and its successors and assigns. The Company shall have the right to assign this Agreement to a parent, affiliate or subsidiary corporation or to any corporation succeeding to substantially all of the assets and business of the Company whether by merger, consolidation, acquisition or otherwise.

          (3) The Company shall require any successor (whether direct or indirect, by merger, consolidation, acquisition or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid that assumes and agrees to perform this Agreement by operation of law or otherwise.


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          (f)  PARTIAL INVALIDITY AND SEVERABILITY.  If any one or
               more of the provisions contained in this Agreement for any reason is held to be illegal, invalid or unenforceable, the illegality, invalidity or unenforceability will not affect, impair or invalidate any other provision of this Agreement, which will be construed as if the illegal, invalid or unenforceable provision had not been contained in this Agreement and, in lieu of each illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a provision as similar in terms to the illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

          (g) APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas to the extent not preempted by ERISA. The parties acknowledge and agree that this Agreement and the obligations and undertakings of the parties hereunder will be performable in Dallas, Dallas County, Texas.

          (h) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one agreement.



         [THE NEXT FOLLOWING PAGE IS THE SIGNATURE PAGE.]



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     IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date first above written.



                                   DIRECTOR:


                                   /s/ H.R. Brutsche III
                                   ---------------------------------------
                                   H. R. Brutsche III



                                   COMPANY:

                                   Vari-Lite Holdings, Inc.


                                   By:/s/ Michael P. Herman
                                      ------------------------------------
                                      Michael P. Herman
                                      Vice President-Finance




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